SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported): January 31, 2000

                       AMERISERVE FOOD DISTRIBUTION, INC.
             (Exact Name of Registrant as Specified in its Charter)



       DELAWARE               000-19367             75-2296149
    (State or other        (Commission File        (IRS Employer
    jurisdiction of            Number)            Identification
    incorporation)                                    Number)


                              15305 DALLAS PARKWAY
                                ADDISON, TX 75001
               (Address of principal executive offices) (zip code)


                                 (972) 364-2000
           ---------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 3.  BANKRUPTCY OF RECEIVERSHIP.

            On January 31, 2000, AmeriServe Food Distribution, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware in Wilmington, Delaware. This petition was styled as In re AmeriServe Food Distribution, Inc. AmeriServe Food Distribution, Inc. will be operated as a debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by AmeriServe Food Distribution, Inc. to report the Chapter 11 filing is attached as an exhibit hereto.

ITEM 5.  OTHER EVENTS.

            On February 1, 2000, AmeriServe Food Distribution, Inc. announced that it received financing commitments from its largest customer partners, Tricon Global Restaurants, Inc. and the Burger King Corporation. A copy of the press release is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
EXHIBITS.

(a)         Financial statements of businesses acquired.

            Not Applicable

(b)         Pro forma financial information.

            Not Applicable

(c)         Exhibits.

            Exhibit 99.1  --  Press Release dated February 1, 2000

            Exhibit 99.2  --  Press Release dated February 1, 2000

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    AMERISERVE FOOD
                                    DISTRIBUTION, INC.


                                      By:  /s/    Kevin J. Rogan
                                          -------------------------------
                                          Name:   Kevin J. Rogan
                                          Title:  Senior Vice President,
                                                  General Counsel and
                                                  Secretary


Date:  February 15, 2000

                                  EXHIBIT INDEX


 Exhibit
   No.          Description
 -------        -----------

  99.1          Press release, dated January 31, 2000

  99.2          Press release, dated February 1, 2000